MERRILL LYNCH
NEW YORK
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report

September 30, 1997



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #10344 -- 9/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch New York Municipal Bond Fund         September 30, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term interest rates declined significantly during the six months ended September 30, 1997. On both a weekly and monthly basis, bond yields were buffeted by alternating strong and weak economic indicators. However, the general financial environment has remained one of moderate economic growth with little or no price inflation. Through July 1997, bond yields had declined as economic growth appeared to weaken and the Federal Reserve Board (FRB) held interest rates steady. By the end of July, US Treasury bond yields had declined by approximately 80 basis points (0.80%) to 6.30%. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined by approximately 60 basis points to 5.50%. Interest rates generally rose during August and September as investors reacted to signs of potential economic recovery and concerns that the FRB would raise interest rates before the end of 1997. At the end of September 1997, US Treasury bond yields had risen to approximately 6.50% while long-term municipal bond yields had increased to approximately 5.60%. During the six-month period ended September 30, 1997, US Treasury bond yields declined a total of 70 basis points, and long-term tax-exempt bond yields fell 50 basis points.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $112 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, over $55 billion in new long-term municipal securities were underwritten, an increase of over 45% as compared to the September 30, 1996 quarter.

Additionally, there has been a recent trend toward larger bond issues. These recent "mega-deals" have included $625 million in Massachusetts general obligation bonds, $650 million in New York City transitional finance authority notes, $660 million in Texas health resources securities, $780 million in Colorado-E470 public highway issues, $1.4 billion in San Joaquin Hills, California transportation issues and $1.5 billion in Massachusetts Turnpike Authority issues. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to the market pressures such mega-deals have exerted.

The present economic situation remains ideal. The combination of moderate economic growth and minimal inflation have fostered an extremely positive environment for low interest rates. Continued economic growth has generated significant tax revenues thus far this year. Increased revenues, when combined with reduced Federal outlays, have resulted in a steadily declining Federal budget deficit. Any material declines in the Federal budget positively impact the size of future Federal debt issuance. This prospect for reduced Federal debt issuance has further enhanced the prospects for a continued low interest rate environment. Thus far this year any significant increase in tax-exempt bond yields has been viewed as an opportunity to purchase attractively priced municipal issues. Despite a greater-than-expected supply of new tax-exempt bond issuance, overall favorable market conditions have allowed municipal bond yields to decline over 30 basis points thus far in 1997. More importantly, in our opinion, it can be expected that the current environment will limit the potential for a significant interest rate correction in the near future.

Fiscal Year in Review
For the 12 months ended September 30, 1997, we managed the Fund with the intention of seeking to sustain an appealing level of tax-exempt income in addition to providing an attractive total return. We began the 12-month period optimistic that interest rates would decline in response to the historically attractive 7% yield on the US Treasury bond and the correspondingly high yields on municipal bonds. This optimism on interest rates proved correct as interest rates declined about 40 basis points from September to December 1996 on the belief that inflation was not a threat. From December to January, we slowly shifted from the aggressive posture we had adopted with interest rates at 7% to a more neutral posture. This was largely in response to the belief that the significant decline in yields was not justified relative to the lingering strength in the economy. At this point the market became extremely volatile as a result of the conflicting economic statistics that showed robust growth with little or no inflation. This volatility still existed as of September 30, 1997 in response to the indecision of investors on the direction of interest rates and the economy. As a result of our strategy, the Fund had total returns above the industry average of similar New York tax-exempt bond funds. While it is our opinion that interest rates are not in danger of rising substantially, they probably will not decline substantially any time soon either. To that end, we expect to concentrate on seeking to enhance tax-exempt income for our shareholders while trying to limit volatility.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New York
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERTO ROFFO
Roberto Roffo
Vice President and Portfolio Manager

November 3, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                                                12 Month        3 Month
                                                    9/30/97        6/30/97        9/30/96        % Change       % Change
Class A Shares*                                     $11.46         $11.27         $11.12          +3.06%         +1.69%
Class B Shares*                                      11.46          11.27          11.12          +3.06          +1.69
Class C Shares*                                      11.47          11.28          11.12          +3.15          +1.68
Class D Shares*                                      11.46          11.27          11.11          +3.15          +1.69
Class A Shares -- Total Return*                                                                   +8.69(1)       +3.02(2)
Class B Shares -- Total Return*                                                                   +8.14(3)       +2.89(4)
Class C Shares -- Total Return*                                                                   +8.13(5)       +2.86(6)
Class D Shares -- Total Return*                                                                   +8.68(7)       +2.99(8)
Class A Shares -- Standardized 30-day Yield           4.40%
Class B Shares -- Standardized 30-day Yield           4.07%
Class C Shares -- Standardized 30-day Yield           3.97%
Class D Shares -- Standardized 30-day Yield           4.30%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.599 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.148 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.542 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.133 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.531 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.588 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.145 per share ordinary income dividends.



[GRAPHIC WORM CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT -- CLASS A SHARES]

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Lehman Brothers
Municipal Bond Index. Beginning and ending values are:

                                        10/25/88**            9/97
ML New York Municipal Bond Fund+--
Class A Shares*                          $9,600             $18,003
Lehman Brothers Municipal Bond
Index++                                 $10,000             $20,158


Total Return Based on a $10,000 Investment--Class B Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Lehman Brothers
Municipal Bond Index. Beginning and ending values are:

                                        10/25/88**            9/97
ML New York Municipal Bond Fund+--
Class B Shares*                         $10,000             $20,778
Lehman Brothers Municipal Bond
Index++                                 $10,000             $23,176


Total Return Based on a $10,000 Investment--Class C and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        10/21/94**            9/96
ML New York Municipal Bond Fund+--
Class C Shares*                         $10,000             $12,277
ML New York Municipal Bond Fund+--
Class D Shares*                          $9,600             $11,953
Lehman Brothers Municipal Bond
Index++                                 $10,000             $13,085


* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
 + ML New York Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return

                              % Return Without          % Return With
                                Sales Charge            Sales Charge**
Class A Shares*
Year Ended 9/30/97                  +8.69%                  +4.35%
Five Years Ended 9/30/97            +5.88                   +5.02
Inception (10/25/88)
through 9/30/97                     +7.29                   +6.81

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                   % Return                % Return
                                 Without CDSC             With CDSC**
Class B Shares*
Year Ended 9/30/97                  +8.14%                  +4.14%
Five Years Ended 9/30/97            +5.35                   +5.35
Ten Years Ended 9/30/97             +7.59                   +7.59

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                   % Return                % Return
                                 Without CDSC             With CDSC**
Class C Shares*
Year Ended 9/30/97                  +8.13%                  +7.13%
Inception (10/21/94)
through 9/30/97                     +7.22                   +7.22

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                              % Return Without          % Return With
                                Sales Charge            Sales Charge**
Class D Shares*
Year Ended 9/30/97                  +8.68%                  +4.34%
Inception (10/21/94)
through 9/30/97                     +7.74                   +6.25

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares

                              Net Asset Value                  Capital Gains
Period Covered          Beginning         Ending                Distributed            Dividends Paid*       % Change**
10/25/88 -- 12/31/88     $10.85          $10.76                     --                    $0.138              + 0.44%
1989                      10.76           11.00                     --                     0.742              + 9.43
1990                      11.00           10.76                     --                     0.734              + 4.71
1991                      10.76           11.43                     --                     0.728              +13.44
1992                      11.43           11.74                  $0.110                    0.727              +10.37
1993                      11.74           12.08                   0.241                    0.775              +11.81
1994                      12.08           10.43                     --                     0.629              - 8.60
1995                      10.43           11.48                     --                     0.605              +16.25
1996                      11.48           11.24                     --                     0.596              + 3.28
1/1/97 -- 9/30/97         11.24           11.46                     --                     0.432              + 6.07
                                                           Total $0.351             Total $6.106
                                                                     Cumulative total return as of 9/30/97:  + 87.55%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.







Performance Summary -- Class B Shares

                              Net Asset Value                  Capital Gains
Period Covered          Beginning         Ending                Distributed            Dividends Paid*       % Change**
11/1/85 -- 12/31/85      $10.00          $10.34                    --                     $0.098             + 4.60%
1986                      10.34           11.24                 $0.073                     0.732             +16.95
1987                      11.24           10.44                    --                      0.722             - 0.79
1988                      10.44           10.76                    --                      0.685             + 9.92
1989                      10.76           11.00                    --                      0.687             + 8.89
1990                      11.00           10.77                    --                      0.680             + 4.29
1991                      10.77           11.43                    --                      0.672             +12.76
1992                      11.43           11.74                  0.110                     0.668             + 9.82
1993                      11.74           12.09                  0.241                     0.714             +11.34
1994                      12.09           10.43                    --                      0.573             - 9.14
1995                      10.43           11.48                    --                      0.549             +15.67
1996                      11.48           11.25                    --                      0.540             + 2.85
1/1/97 -- 9/30/97         11.25           11.46                    --                      0.391             + 5.57
                                                          Total $0.424              Total $7.711
                                                                    Cumulative total return as of 9/30/97:  +138.34%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                              Net Asset Value                  Capital Gains
Period Covered          Beginning         Ending                Distributed            Dividends Paid*       % Change**
10/21/94 -- 12/31/94     $10.76          $10.43                    --                     $0.107             - 2.05%
1995                      10.43           11.48                    --                      0.538             +15.55
1996                      11.48           11.25                    --                      0.528             + 2.74
1/1/97 -- 9/30/97         11.25           11.47                    --                      0.383             + 5.58
                                                                                    Total $1.556
                                                                      Cumulative total return as of 9/30/97  +22.77%**

*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                              Net Asset Value                  Capital Gains
Period Covered          Beginning         Ending                Distributed            Dividends Paid*       % Change**
10/21/94 -- 12/31/94     $10.76          $10.42                    --                     $0.118             - 2.05%
1995                      10.42           11.47                    --                      0.594             +16.15
1996                      11.47           11.24                    --                      0.585             + 3.27
1/1/97 -- 9/30/97         11.24           11.46                    --                      0.424             + 5.99
                                                                                    Total $1.721
                                                                     Cumulative total return as of 9/30/97:  +24.52%**

*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.








SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P                  Moody's          Face                                                                             Value
Ratings              Ratings         Amount                         Issue                                            (Note 1a)

New York -- 98.6%
AAA                   Aaa           $4,205   Albany County, New York, Airport Authority, Airport Revenue Bonds,
                                             RITR, AMT, Series RI-97-7, 7.42% due 12/15/2023 (g)(h)                    $4,647
NR*                   Baa1          14,750   Babylon, New York, IDA, Waste Facilities Revenue Bonds (Babylon
                                             Community Waste Management), Series A, 7.875% due 7/01/1999 (d)           15,995
AAA                   Aaa            2,000   Buffalo, New York, Municipal Water Finance Authority, Water System
                                             Revenue Bonds, 5% due 7/01/2025 (b)                                        1,891
AAA                   Aaa            4,000   Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due
                                             7/01/2013 (b)                                                              4,423
AA+                   Aa1            6,000   Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due
                                             12/01/2016                                                                 6,307
                                             Metropolitan Transportation Authority, New York, Commuter Facilities
                                             Revenue Bonds:
AAA                   Aaa            5,235   RITR, Series 9, 7.72% due 7/01/2026 (h)                                    6,001
NR*                   NR*            3,000   RITR, Series 20, 5% due 7/01/2017 (c)(h)                                   3,611
AAA                   Aaa            5,200   Series B, 5.125% due 7/01/2024 (a)                                         4,998
AAA                   Aaa           13,325   Metropolitan Transportation Authority, New York, Dedicated Tax Fund,
                                             Series A, 5.25% due 4/01/2026 (c)                                         13,036
AAA                   Aaa            2,950   Monroe County, New York, Airport Authority Revenue Bonds (Greater
                                             Rochester International Airport), AMT, 7.25% due 1/01/2009 (c)             3,171
BBB+                  Baa            9,225   Monroe County, New York, COP, 8.05% due 1/01/2011                          9,895
                                             Municipal Assistance Corporation, New York City, New York, VRDN (e):
A1+                   NR*              300   Sub-Series K-1, 4.05% due 7/01/2008                                          300
A1+                   NR*            5,800   Sub-Series K-2, 3.65% due 7/01/2008                                        5,800
                                             New York City, New York, GO, UT:
BBB+                  Baa1           3,295   Refunding, Series A, 6.25% due 8/01/2020                                   3,474
BBB+                  Aaa            2,725   Series B, 7% due 6/01/2001 (d)                                             3,022
BBB+                  Baa1             275   Series B, 7% due 6/01/2016                                                   298
BBB+                  Aaa            1,440   Series C, 7.25% due 8/15/2001 (d)                                          1,598
BBB+                  Baa1           3,870   Series C, 7.25% due 8/15/2024                                              4,210
A1+                   Aa2            5,800   New York City, New York, Health and Hospital Corporation, Health
                                             System Revenue Bonds, VRDN, Series A, 4% due 2/15/2026 (e)                 5,800
                                             New York City, New York, IDA, Civic Facilities Revenue Bonds:
NR*                   NR*            2,000   (New York Blood Center Inc. Project), 7.20% due 5/01/2004 (d)              2,304
NR*                   NR*            6,895   (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (d)              7,962
AAA                   Aaa            4,690   (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)            5,288
                                             New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BBB-                  Baa2           2,030   (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019             2,135
BB                    Ba2            5,300   (Northwest Airlines Inc.), 6% due 6/01/2027                                5,413
A                     A              5,000   RITR, Series RI-5, 7.395% due 1/01/2024 (h)                                5,463
                                             New York City, New York, Municipal Water Finance Authority, Water and
                                             Sewer System Revenue Bonds:
A-                    A2             6,960   RITR, Series 21, 7.12% due 6/15/2029 (h)                                   7,264
A-1                   VMIG1+        14,600   RITR, Series RI-2, 7.125% due 6/15/2025 (h)                               15,932
A-                    A2             5,000   Refunding, Series A, 5.125% due 6/15/2021                                  4,759
AAA                   Aaa            1,000   Series A-1994, 7% due 6/15/2015 (b)                                        1,096
A1+                   VMIG1+           300   VRDN, Series G, 4% due 6/15/2024 (b)(e)                                      300
AAA                   Aaa            3,750   New York City, New York, Trust for Cultural Resources Revenue Bonds
                                             (American Museum of Natural History), Series A, 6.90% due 4/01/2001
                                             (c)(d)                                                                     4,146
A1+                   VMIG1+           800   New York City, New York, VRDN, UT, Series B, Sub-Series B-5, 4% due
                                             8/15/2022 (c)(e)                                                             800
                                             New York State Dormitory Authority Revenue Bonds:
AAA                   Aaa            6,500   (Consolidated City University System), Series A, 5.625% due 7/01/2016
                                             (g)                                                                        6,876
AAA                   Aaa           18,200   (Mental Health Services Facilities), Series B, 5.125% due 8/15/2021 (c)   17,650
AAA                   Aaa           11,200   (Mental Health Services Facilities), Series B, 5.375% due 2/15/2026 (g)   11,079
AAA                   Aaa            2,825   (Mental Health Services Facilities), Series C, 5.125% due 2/15/2021 (c)    2,741
BBB+                  Baa1          12,000   Refunding (State University Educational Facilities), Series B, 7% due
                                             5/15/2016                                                                 12,938
AA                    Aa            10,150   Refunding (Vassar College), 5% due 7/01/2025                               9,709
BBB+                  Baa1           6,750   (State University Educational Facilities), 5.50% due 5/15/2026             6,663
AAA                   Aaa            3,500   (State University Educational Facilities), Series A, 5.50% due
                                             5/15/2019 (g)                                                              3,635
                                             New York State Energy Research and Development Authority, Facilities
                                             Revenue Bonds:
AAA                   Aaa            7,820   (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027
                                             (c)                                                                        8,363
AAA                   Aaa            3,200   RITR, Series 19, 8.07% due 8/15/2020 (h)                                   3,608
AAA                   Aaa            4,750   New York State Energy Research and Development Authority, Gas
                                             Facilities Revenue Refunding Bonds (Brooklyn Union Gas Company),
                                             Series A, 5.50% due 1/01/2021 (c)                                          4,764
A-                    Aa2            4,250   New York State Environmental Facilities Corporation, PCR, State Water
                                             Revolving Fund (New York City Municipal Water Financing Authority
                                             Project), AMT, Series E, 6.875% due 6/15/2014                              4,847
AAA                   Aaa            2,750   New York State Environmental Facilities Corporation, Special Obligation
                                             Revenue Bonds (Riverbank State Park), 7.25% due 4/01/2002 (d)              3,133
                                             New York State Local Government Assistance Corporation:
AAA                   Aaa           10,000   Refunding, Series E, 5% due 4/01/2021 (c)                                  9,638
A1+                   VMIG1+         2,400   VRDN, Series B, 3.90% due 4/01/2025 (e)                                    2,400
                                             New York State Medical Care Facilities Finance Agency Revenue Bonds:
A-                    Baa1             825   (Mental Health Services), Series B, 7.625% due 8/15/2001 (d)                 937
A-                    Baa1             365   (Mental Health Services), Series B, 7.625% due 8/15/2017                     409
AAA                   Aaa              695   (Mental Health Services), Series C, 7.30% due 8/15/2001 (d)                  784
A-                    Baa1             375   (Mental Health Services), Series C, 7.30% due 2/15/2021                      416
A-                    Baa1           3,665   (Mental Health Services), Series D, 7.40% due 2/15/2002 (d)                4,170
A-                    Baa1           1,405   (Mental Health Services), Series D, 7.40% due 2/15/2018                    1,574
AAA                   Aaa            6,140   (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)      6,489
BBB+                  Baa           12,200   (Security Hospital), Series A, 7.40% due 8/15/2021                        13,553
                                             New York State Mortgage Agency Revenue Bonds:
NR*                   Aaa            3,000   RITR, AMT, Series 24, 6.97% due 10/01/2028 (h)                             3,049
NR*                   Aa2            4,900   Series 41-A, 6.45% due 10/01/2014                                          5,265
AA-                   Aa2           17,705   New York State Power Authority, Revenue and General Purpose Bonds,
                                             Series Y, 6.75% due 1/01/2018                                             19,231
AAA                   VMIG1+           600   New York State Thruway Authority, General Revenue Bonds, VRDN, 3.95%
                                             due 1/01/2024 (b)(e)                                                         600
BBB+                  Baa1           7,840   New York State Thruway Authority, Service Contract, Local Highway and
                                             Bridge Revenue Refunding Bonds, 5% due 4/01/2017                           7,428
                                             New York State Urban Development Corporation Revenue Bonds:
BBB+                  Baa1           1,500   (Alfred Technology Resource Inc. Project), 7.875% due 1/01/2000 (d)        1,647
BBB+                  Baa1           1,685   Refunding (Clarkson Center Advance Materials), 5.50% due 1/01/2020         1,700
AAA                   Aaa            8,470   Refunding (Correctional Facilities), Series A, 5.50% due 1/01/2014 (a)     8,869
BBB+                  Baa1           9,475   Refunding (State Facilities), 5.70% due 4/01/2020                          9,805
BBB+                  Baa1           3,500   Refunding (University Facility Grant), 5.50% due 1/01/2019                 3,535
BBB+                  Aaa            4,000   (State Facilities), 7.50% due 4/01/2001 (d)                                4,503
                                             Orange County, New York, GO, UT, Series A:
NR*                   Aa2            1,365   5.125% due 9/01/2019                                                       1,329
NR*                   Aa2            2,750   5.125% due 9/01/2020                                                       2,668
NR*                   Aa2            2,890   5.125% due 9/01/2021                                                       2,795
NR*                   Aa2            3,355   5.125% due 9/01/2024                                                       3,238
                                             Port Authority of New York and New Jersey, Consolidated Bonds:
AA-                   A1             8,000   69th Series, 7.125% due 6/01/2025                                          8,639
AA-                   A1             9,000   73rd Series, AMT, 6.75% due 4/15/2026                                      9,662
AA-                   A1             7,995   76th Series, AMT, 6.50% due 11/01/2026                                     8,572
AAA                   Aaa            4,000   Port Authority of New York and New Jersey, RITR, AMT, Series FR-108,
                                             7.135% due 1/15/2017 (g)(h)                                                4,355
                                             Triborough Bridge and Tunnel Authority, New York, General Purpose
                                             Revenue Bonds:
A+                    Aa             4,000   Refunding, Series Y, 6.125% due 1/01/2021                                  4,472
AAA                   Aaa            6,000   Refunding, Series Y, 6.125% due 1/01/2021 (f)                              6,682
A+                    Aa             5,000   Series X, 6.50% due 1/01/2019                                              5,457
A-                    A1            13,050   Triborough Bridge and Tunnel Authority, New York, Special Obligation
                                             Refunding Bonds, Series B, 6.875% due 1/01/2015                           14,199
NR*                   A3             2,795   United Nations Development Corporation of New York, Revenue Refunding
                                             Bonds, Series C, 5.50% due 7/01/2017                                       2,795
AAA                   Aaa            2,000   Upper Mohawk Valley, New York, Regional Water Finance Authority, Water
                                             Systems Revenue Refunding Bonds, Series A, 5.125% due 10/01/2026 (g)       1,923
                                                                                                                    ---------

Total Investments (Cost -- $414,780) -- 98.6%                                                                         440,133

Other Assets Less Liabilities -- 1.4%                                                                                   6,467
                                                                                                                    ---------
Net Assets -- 100.0%                                                                                                 $446,600
                                                                                                                    =========
(a) AMBAC Insured.
(b) FGIC Insured.
(c) MBIA Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1997.
(f) CAPMAC Insured.
(g) FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1997.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc
Ratings of issues have not been audited by Deloitte & Touche LLP.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1997

Assets:               Investments, at value (identified cost -- $414,779,695) (Note 1a)                             $440,133,377
                      Cash                                                                                                 2,295
                      Receivables:
                      Interest                                                                    $7,647,474
                      Securities sold                                                                502,759
                      Beneficial interest sold                                                        85,933           8,236,166
                                                                                                ------------
                      Prepaid registration fees and other assets (Note 1e)                                                96,889
                                                                                                                    ------------
                      Total assets                                                                                   448,468,727
                                                                                                                    ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                   916,215
                      Dividends to shareholders (Note 1f)                                            481,196
                      Investment adviser (Note 2)                                                    200,187
                      Distributor (Note 2)                                                           128,212           1,725,810
                                                                                                ------------
                      Accrued expenses and other liabilities                                                             143,400
                                                                                                                    ------------
                      Total liabilities                                                                                1,869,210
                                                                                                                    ------------

Net Assets:           Net assets                                                                                    $446,599,517
                                                                                                                    ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:           number of shares authorized                                                                       $194,570
                      Class B Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                      2,440,515
                      Class C Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                         43,909
                      Class D Shares of beneficial interest, $.10 par value, unlimited
                      number of shares authorized                                                                      1,217,811
                      Paid-in capital in excess of par                                                               429,320,746
                      Accumulated realized capital losses on investments -- net (Note 5)                             (11,971,716)
                      Unrealized appreciation on investments -- net                                                   25,353,682
                                                                                                                    ------------
                      Net assets                                                                                    $446,599,517
                                                                                                                    ============

Net Asset Value:      Class A -- Based on net assets of $22,300,544 and 1,945,698 shares
                      of beneficial interest outstanding                                                                  $11.46
                                                                                                                    ============
                      Class B -- Based on net assets of $279,753,850 and 24,405,156 shares
                      of beneficial interest outstanding                                                                  $11.46
                                                                                                                    ============
                      Class C -- Based on net assets of $5,034,327 and 439,094 shares
                      of beneficial interest outstanding                                                                  $11.47
                                                                                                                    ============
                      Class D -- Based on net assets of $139,510,796 and 12,178,109 shares
                      of beneficial interest outstanding                                                                  $11.46
                                                                                                                    ============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                               For the Year Ended
                                                                                                               September 30, 1997

Investment Income      Interest and amortization of premium and discount earned                                    $29,214,080
(Note 1d):             Other                                                                                               851
                                                                                                                  ------------
                       Total income                                                                                 29,214,931
                                                                                                                  ------------

Expenses:              Investment advisory fees (Note 2)                                                             2,697,119
                       Account maintenance and distribution fees -- Class B (Note 2)                                 1,693,589
                       Transfer agent fees -- Class B (Note 2)                                                         171,534
                       Account maintenance fees -- Class D (Note 2)                                                    124,649
                       Registration fees (Note 1e)                                                                      70,089
                       Accounting services (Note 2)                                                                     64,284
                       Professional fees                                                                                52,494
                       Transfer agent fees -- Class D (Note 2)                                                          50,869
                       Printing and shareholder reports                                                                 48,289
                       Account maintenance and distribution fees -- Class C (Note 2)                                    26,560
                       Trustees' fees and expenses                                                                      26,357
                       Custodian fees                                                                                   24,999
                       Pricing fees                                                                                     10,100
                       Transfer agent fees -- Class A (Note 2)                                                           9,369
                       Transfer agent fees -- Class C (Note 2)                                                           2,326
                       Other                                                                                             8,219
                                                                                                                  ------------
                       Total expenses                                                                                5,080,846
                                                                                                                  ------------
                       Investment income -- net                                                                     24,134,085
                                                                                                                  ------------

Realized &             Realized gain on investments -- net                                                          10,472,445
Unrealized             Change in unrealized appreciation on investments -- net                                       4,297,287
Gain on                                                                                                           ------------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                                        $38,903,817
(Notes 1b, 1d & 3):                                                                                               ============

                       See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                        For the Year Ended
                                                                                                           September 30,
Increase (Decrease) in Net Assets:                                                                     1997             1996

Operations:          Investment income -- net                                                     $24,134,085      $27,863,197
                     Realized gain on investments -- net                                           10,472,445        3,915,290
                     Change in unrealized appreciation on investments -- net                        4,297,287          338,186
                                                                                               --------------   --------------
                     Net increase in net assets resulting from operations                          38,903,817       32,116,673
                                                                                               --------------   --------------

Dividends &          Investment income -- net:
Distributions to     Class A                                                                       (1,209,169)      (1,204,108)
Shareholders         Class B                                                                      (16,235,504)     (23,330,565)
(Note 1f):           Class C                                                                         (207,495)        (202,740)
                     Class D                                                                       (6,481,917)      (3,125,784)
                     Realized gain on investments -- net:
                     Class A                                                                           (8,764)              --
                     Class B                                                                         (155,517)              --
                     Class C                                                                           (1,632)              --
                     Class D                                                                          (46,847)              --
                                                                                               --------------   --------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                              (24,346,845)     (27,863,197)
                                                                                               --------------   --------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest transactions     (91,594,619)     (75,010,943)
Transactions                                                                                   --------------   --------------
(Note 4):

Net Assets:          Total decrease in net assets                                                 (77,037,647)     (70,757,467)
                     Beginning of year                                                            523,637,164      594,394,631
                                                                                               --------------   --------------
                     End of year                                                                 $446,599,517     $523,637,164
                                                                                               ==============   ==============

                     See Notes to Financial Statements.






Financial Highlights

The following per share data and ratios have been derived                                 Class A
from information provided in the financial statements.
                                                                                For the Year Ended September 30,
                                                                      1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year             $11.12      $11.04      $10.88      $12.46      $11.77
Operating                                                        ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                          .60         .59         .61         .64         .70
                     Realized and unrealized gain (loss) on
                     investments -- net                                .34         .08         .16       (1.25)        .80
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                  .94         .67         .77        (.61)       1.50
                                                                 ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                         (.60)       (.59)       (.61)       (.64)       (.70)
                     Realized gain on investments -- net                --**        --          --        (.11)       (.11)
                     In excess of realized gain
                     on investments -- net                              --          --          --        (.22)         --
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions                (.60)       (.59)       (.61)       (.97)       (.81)
                                                                 ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year                   $11.46      $11.12      $11.04      $10.88      $12.46
                                                                 =========   =========   =========   =========   =========

Total Investment     Based on net asset value per share               8.69%       6.19%       7.37%      (5.17%)     13.24%
Return:*                                                         =========   =========   =========   =========   =========

Ratios to Average    Expenses                                          .65%        .66%        .67%        .63%        .64%
Net Assets:                                                      =========   =========   =========   =========   =========
                     Investment income -- net                         5.30%       5.31%       5.67%       5.52%       5.80%
                                                                 =========   =========   =========   =========   =========

Supplemental         Net assets, end of year (in thousands)        $22,301     $21,762     $23,304     $28,301     $31,976
Data:                                                            =========   =========   =========   =========   =========
                     Portfolio turnover                              97.22%     114.78%     181.21%     107.96%      38.31%
                                                                 =========   =========   =========   =========   =========

*  Total investment returns exclude the effects of sales loads.
** Amount is less than $.01 per share.

   See Notes to Financial Statements.






The following per share data and ratios have been derived                                 Class B
from information provided in the financial statements.
                                                                                For the Year Ended September 30,
                                                                      1997        1996        1995        1994        1993
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of year             $11.12      $11.04      $10.88      $12.46      $11.77
Operating                                                        ---------   ---------   ---------   ---------   ---------
Performance:         Investment income -- net                          .54         .54         .56         .58         .64
                     Realized and unrealized gain (loss) on
                     investments  -- net                               .34         .08         .16       (1.25)        .80
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total from investment operations                  .88         .62         .72        (.67)       1.44
                                                                 ---------   ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                         (.54)       (.54)       (.56)       (.58)       (.64)
                     Realized gain on investments -- net                --**        --          --        (.11)       (.11)
                     In excess of realized gain on
                     investments -- net                                 --          --          --        (.22)         --
                                                                 ---------   ---------   ---------   ---------   ---------
                     Total dividends and distributions                (.54)       (.54)       (.56)       (.91)       (.75)
                                                                 ---------   ---------   ---------   ---------   ---------
                     Net asset value, end of year                   $11.46      $11.12      $11.04      $10.88      $12.46
                                                                 =========   =========   =========   =========   =========

Total Investment     Based on net asset value per share               8.14%       5.66%       6.82%      (5.66%)     12.67%
Return:*                                                         =========   =========   =========   =========   =========

Ratios to Average    Expenses                                         1.16%       1.16%       1.18%       1.14%       1.14%
Net Assets:                                                      =========   =========   =========   =========   =========
                     Investment income -- net                         4.79%       4.80%       5.16%       5.02%       5.32%
                                                                 =========   =========   =========   =========   =========

Supplemental         Net assets, end of year (in thousands)       $279,754    $403,403    $564,963    $645,341    $733,981
Data:                                                            =========   =========   =========   =========   =========
                     Portfolio turnover                              97.22%     114.78%     181.21%     107.96%      38.31%
                                                                 =========   =========   =========   =========   =========

*  Total investment returns exclude the effects of sales loads.
** Amount is less than $.01 per share.

   See Notes to Financial Statements.






                                                                        Class C                             Class D
                                                                                    For the                              For the
                                                                                    Period                               Period
                                                                    For the         Oct. 21,           For the          Oct. 21,
The following per share data and ratios have been derived         Year Ended       1994+ to           Year Ended        1994+ to
from information provided in the financial statements.           September 30,     Sept. 30,         September 30,      Sept. 30,
                                                              1997        1996        1995          1997        1996       1995
Increase (Decrease) in Net Asset Value:
Per Share          Net asset value, beginning of period     $11.12      $11.04      $10.76        $11.11      $11.03     $10.76
Operating                                                ---------   ---------   ---------     ---------   ---------  ---------
Performance:
                   Investment income -- net                    .53         .52         .51           .58         .58        .56
                   Realized and unrealized gain on
                   investments -- net                          .35         .08         .28           .35         .08        .27
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Total from investment operations            .88         .60         .79           .93         .66        .83
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Less dividends and distributions:
                   Investment income -- net                   (.53)       (.52)       (.51)         (.58)       (.58)      (.56)
                   Realized gain on investments -- net          --++        --          --            --++        --         --
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Total dividends and distributions          (.53)       (.52)       (.51)         (.58)       (.58)      (.56)
                                                         ---------   ---------   ---------     ---------   ---------  ---------
                   Net asset value, end of period           $11.47      $11.12      $11.04        $11.46      $11.11     $11.03
                                                         =========   =========   =========     =========   =========  =========

Total Investment   Based on net asset value per share         8.13%       5.55%       7.57%++++     8.68%       6.09%      7.99%++++
Return:**                                                =========   =========   =========     =========   =========  =========

Ratios to Average  Expenses                                   1.26%       1.27%       1.27%*         .75%        .76%       .76%*
Net Assets:                                              =========   =========   =========     =========   =========  =========
                   Investment income -- net                   4.69%       4.70%       4.91%*        5.20%       5.21%      5.46%*
                                                         =========   =========   =========     =========   =========  =========

Supplemental       Net assets, end of period
Data:              (in thousands)                           $5,034      $4,175      $3,556      $139,511     $94,297     $2,572
                                                         =========   =========   =========     =========   =========  =========
                   Portfolio turnover                        97.22%     114.78%     181.21%        97.22%     114.78%    181.21%
                                                         =========   =========   =========     =========   =========  =========

*    Annualized.
**   Total investment returns exclude the effects of sales loads.
+    Commencement of Operations.
++   Amount is less than $.01 per share.
++++ Aggregate total investment return.

See Notes to Financial Statements.




Merrill Lynch New York Municipal Bond Fund         September 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

                              Account
                           Maintenance             Distribution
                               Fee                     Fee

Class B                       0.25%                   0.25%
Class C                       0.25%                   0.35%
Class D                       0.10%                     --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, and Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:

                               MLFD                  MLPF&S

Class A                        $946                  $7,764
Class D                      $2,411                 $20,275

For the year ended September 30, 1997, MLPF&S received contingent deferred sales charges of $474,062 and $1,035 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1997 were $453,725,623 and $554,248,850, respectively.

Net realized and unrealized gains (losses) as of September 30, 1997 were as follows:

                                Realized               Unrealized
                             Gains (Losses)              Gains

Long-term investments         $12,368,349             $25,353,682
Financial futures contracts    (1,895,904)                     --
                             ------------            ------------
Total                         $10,472,445             $25,353,682
                             ============            ============

As of September 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $25,340,298, all of which was related to appreciated securities. The aggregate cost of investments at September 30, 1997 for Federal income tax purposes was $414,793,079.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $91,594,619 and $75,010,943 for the years ended
September 30, 1997 and September 30, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                         723,895           $8,125,178
Shares issued to share-
holders in reinvestment of
dividends and distributions          69,712              784,169
                             --------------       --------------
Total issued                        793,607            8,909,347
Shares redeemed                    (805,206)          (9,082,759)
                             --------------       --------------
Net decrease                        (11,599)           $(173,412)
                             ==============       ==============

Class A Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                         128,499           $1,441,274
Shares issued to share-
holders in reinvestment
of dividends                         67,175              749,799
                             --------------       --------------
Total issued                        195,674            2,191,073
Shares redeemed                    (349,477)          (3,907,947)
                             --------------       --------------
Net decrease                       (153,803)         $(1,716,874)
                             ==============       ==============

Class B Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                       2,299,603          $25,854,529
Shares issued to share-
holders in reinvestment of
dividends and distributions         716,880            8,060,157
                             --------------       --------------
Total issued                      3,016,483           33,914,686
Automatic conversion
of shares                        (5,665,372)         (63,552,853)
Shares redeemed                  (9,222,928)        (103,822,066)
                             --------------       --------------
Net decrease                    (11,871,817)       $(133,460,233)
                             ==============       ==============

Class B Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                       3,354,839          $37,442,180
Shares issued to share-
holders in reinvestment
of dividends                        996,711           11,135,115
                             --------------       --------------
Total issued                      4,351,550           48,577,295
Automatic conversion
of shares                       (9,079,555)        (101,502,036)
Shares redeemed                 (10,168,261)        (113,251,056)
                             --------------       --------------
Net decrease                    (14,896,266)       $(166,175,797)
                             ==============       ==============

Class C Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                         273,731           $3,075,432
Shares issued to share-
holders in reinvestment of
dividends and distributions          15,508              174,536
                             --------------       --------------
Total issued                        289,239            3,249,968
Shares redeemed                    (225,581)          (2,531,885)
                             --------------       --------------
Net increase                         63,658             $718,083
                             ==============       ==============

Class C Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                         273,667           $3,058,759
Shares issued to shareholders
in reinvestment of dividends         12,253              136,646
                             --------------       --------------
Total issued                        285,920            3,195,405
Shares redeemed                    (232,545)          (2,583,517)
                             --------------       --------------
Net increase                         53,375             $611,888
                             ==============       ==============

Class D Shares for the Year                             Dollar
Ended September 30, 1997            Shares              Amount

Shares sold                         156,140           $1,754,784
Automatic conversion
of shares                         5,668,755           63,552,853
Shares issued to share-
holders in reinvestment of
dividends and distributions         235,665            2,650,220
                             --------------       --------------
Total issued                      6,060,560           67,957,857
Shares redeemed                  (2,367,253)         (26,636,914)
                             --------------       --------------
Net increase                      3,693,307          $41,320,943
                             ==============       ==============

Class D Shares for the Year                             Dollar
Ended September 30, 1996            Shares              Amount

Shares sold                         225,462           $2,508,549
Automatic conversion
of shares                         9,085,219          101,502,036
Shares issued to shareholders
in reinvestment of dividends        105,564            1,172,385
                             --------------       --------------
Total issued                      9,416,245          105,182,970
Shares redeemed                  (1,164,545)         (12,913,130)
                             --------------       --------------
Net increase                      8,251,700          $92,269,840
                             ==============       ==============

5. Capital Loss Carryforward:
At September 30, 1997, the Fund had a net capital loss carryforward of approximately $7,502,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 7, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State
Municipal Series Trust during its taxable year ended September 30, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund distributed ordinary income dividends of $.004681 per share to shareholders of record on December 17, 1996.

Please retain this information for your records.